Exhibit 10.1 Execution Version FOURTH AMENDMENT AND COMMITMENT INCREASE Dated as of June 28, 2022 to AMENDED AND RESTATED CREDIT AGREEMENT Dated as of January 16, 2015 among HELEN OF TROY TEXAS CORPORATION, a Texas corporation as the Borrower, HELEN OF TROY LIMITED, a Bermuda company, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and The Other Lenders Party Hereto PNC BANK, NATIONAL ASSOCIATION, and U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agents, KEYBANK NATIONAL ASSOCIATION, and THE HUNTINGTON NATIONAL BANK, as Co-Documentation Agents BOFA SECURITIES, INC., PNC CAPITAL MARKETS LLC and U.S. BANK, NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Book Runners

FOURTH AMENDMENT AND COMMITMENT INCREASE TO AMENDED AND RESTATED CREDIT AGREEMENT THIS FOURTH AMENDMENT AND COMMITMENT INCREASE TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated effective as of June 28, 2022, is among HELEN OF TROY LIMITED, a Bermuda company (“Limited”), the other Guarantors, HELEN OF TROY TEXAS CORPORATION, a Texas corporation (the “Borrower”), the Lenders Party hereto (including each Incremental Lender (as defined below)) and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender (in said capacity as Administrative Agent, the “Administrative Agent”). BACKGROUND A. Borrower, Limited, the Lenders, and Bank of America, as the Administrative Agent, Swing Line Lender and L/C Issuer, are parties to that certain Amended and Restated Credit Agreement, dated as of January 16, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 7, 2016, that certain Second Amendment, Assumption, Consent and Ratification Agreement, dated as of March 1, 2018 and that certain Third Amendment and Commitment Increase to Amended and Restated Credit Agreement, dated as of March 13, 2020 (such agreement, as amended, supplemented or modified prior to the effectiveness of this Fourth Amendment, the “Existing Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement or in the Amended Credit Agreement (as defined below), as the case may be. B. The Borrower has requested pursuant to Section 2.14 of the Existing Credit Agreement that the Lenders party hereto provide an Incremental Term Commitment in an aggregate amount equal to $250,000,000. Each Lender agreeing to provide an Incremental Term Commitment is referred to herein as an “Incremental Lender” and shall be deemed to be a “Term Lender” as defined in the Amended Credit Agreement. C. The Borrower and Limited have also requested that the Required Lenders amend the Existing Credit Agreement to (i) replace LIBOR with Term SOFR (as defined in the Amended Credit Agreement) in accordance with Section 3.08 of the Existing Credit Agreement, (ii) treat the acquisition by Limited of Recipe Products Ltd. on or about April 25, 2022 (the “Curlsmith Acquisition”) as a Qualified Acquisition and (iii) make certain other amendments thereto, as more fully set forth herein. D. Each Incremental Lender and the Required Lenders have agreed to amend the Existing Credit Agreement as provided herein with such amendments not constituting a novation of the Existing Credit Agreement (the Existing Credit Agreement, as amended hereby, the “Amended Credit Agreement”). NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

2 §1. Establishment of Term Commitment. (a) Subject to the terms and conditions set forth herein and in accordance with Section 2.14 of the Existing Credit Agreement, a new term loan in the original principal amount of $250,000,000 (the “Term Loan”) is hereby established pursuant to Section 2.14 of the Credit Agreement. The Required Lenders hereby waive that the requirement in Section 2.14(f) of the Credit Agreement that Borrower deliver a certificate of each the Loan Party certifying and attaching the resolutions adopted by such Loan Party approving such increase in the Aggregate Commitments, provided that the Borrower shall deliver a certificate of the Borrower and Limited pursuant to Section 6(f) of this Fourth Amendment. (b) Subject to the terms and conditions set forth herein and in accordance with Section 2.01(b) of the Amended Credit Agreement, each Incremental Lender severally agrees to make its portion of the Term Loan in a single advance in Dollars to the Borrower on the Fourth Amendment Effective Date in an amount not to exceed such Lender’s Term Loan Commitment. §2. Amendment to Existing Credit Agreement. The Existing Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended in its entirety and replaced with the document attached hereto as Annex I. Upon the Fourth Amendment Effective Date (as defined in the Amended Credit Agreement), all of the Obligations incurred under the Existing Credit Agreement shall, to the extent outstanding on the Fourth Amendment Effective Date, continue to be outstanding under the Amended Credit Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Fourth Amendment, and this Fourth Amendment shall not constitute a substitution or novation of such Obligations or any of the other rights, duties and obligations of the parties hereunder. §3. Amendment to Exhibits and Schedules. (a) Exhibits A, E and F. Exhibits A, E and F to the Existing Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Exhibits A, E and F to Annex II. (b) Exhibit I. Exhibit I is hereby added to the Existing Credit Agreement in the form of the document attached hereto as Exhibit I to Annex II. (c) Schedule 2.01. Schedule 2.01 to the Existing Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Schedule 2.01 to Annex II. §4. Curlsmith Acquisition. By signing below, each Lender (a) acknowledges and agrees that the Curlsmith Acquisition shall be treated as a Qualified Acquisition under the Amended Credit Agreement and (b) waives the requirement that the Borrower deliver a Qualified Acquisition Notice for the Curlsmith Acquisition.

3 §5. Representations and Warranties. By its execution and delivery hereof, each of Borrower, Limited and the other Guarantors represents and warrants as follows: (a) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Existing Credit Agreement and in each other Loan Document are true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Existing Credit Agreement; (b) no event has occurred and is continuing which constitutes a Default or an Event of Default on the date hereof or after giving effect to this Fourth Amendment; (c) (i) Borrower, Limited and each other Guarantor have all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform their respective obligations under this Fourth Amendment and (ii) Borrower has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under each Term Note in the amount of each Incremental Lender’s Term Commitment after giving effect to this Fourth Amendment (the “Term Loan Notes”); (d) (i) The execution, delivery and performance by Borrower, Limited and each other Guarantor of this Fourth Amendment and (ii) the execution, delivery and performance by Borrower of the Term Loan Notes has been duly authorized by all necessary corporate or other organizational action, and do not and will not (x) contravene the terms of either of such Person’s Organization Documents; (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which either Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which either Person or its property is subject; or (z) violate any Law. Limited and each of its Subsidiaries is in compliance with all Contractual Obligations referred to in clause (y)(A) above except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect; (e) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against (i) Limited, Borrower and each other Guarantor of this Fourth Amendment and (ii) Borrower of the Term Loan Notes; (f) (i) (x) This Fourth Amendment has been duly executed and delivered by Limited, Borrower and each other Guarantor and (y) the Term Loan Notes have been duly executed and delivered by Borrower.

4 (ii) (x) This Fourth Amendment constitutes a legal, valid and binding obligation of Limited, Borrower and each other Guarantor, enforceable against each such Person in accordance with its terms, subject as to enforcement to any Debtor Relief Laws and general equitable principles. (y) The Term Loan Notes constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject as to enforcement to any Debtor Relief Laws and general equitable principles. §6. Conditions to Effectiveness. This Fourth Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Fourth Amendment duly executed by the Required Lenders and each Incremental Lender which is providing a Term Commitment pursuant to this Fourth Amendment; (b) the Administrative Agent shall have received counterparts of this Fourth Amendment duly executed by the Borrower and Limited and acknowledged by each Guarantor; (c) the Administrative Agent shall have received a fully-executed Term Loan Note for each Incremental Lender requesting a Term Loan Note; (d) the Administrative Agent shall have received a completed Loan Notice in the form of Exhibit A to Annex II with respect to (i) the Revolving Loans subject to the Rate Conversion (as defined in Section 7 hereof) occurring on or after the Fourth Amendment Effective Date (as defined in the Amended Credit Agreement) and (ii) the Term Loans to be incurred on the Fourth Amendment Effective Date; (e) each of the conditions set forth in Section 4.02(a) and Section 4.02(b) of the Existing Credit Agreement shall have been satisfied; (f) the Administrative Agent shall have received a certificate of each of Limited and the Borrower dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V of the Existing Credit Agreement and the other Loan Documents (i) that contain a materiality qualification, are true and correct, on and as of the Increase Effective Date and (ii) that do not contain a materiality qualification, are true and correct in all material respects, on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date, and except that for purposes of Section 2.14 of the Existing Credit Agreement, the representations and warranties contained in subsection (a) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Existing Credit Agreement, and (B) no Default exists.

5 (g) the Administrative Agent shall have received for its benefit and the benefit of each Incremental Lender and BofA Securities, Inc. the fees in immediately available funds as agreed upon by the Borrower, Limited, the Administrative Agent, BofA Securities, Inc. and the Incremental Lenders; (h) the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Fourth Amendment; and (i) unless waived by the Administrative Agent, the reasonable and documented legal fees and expenses of Greenberg Traurig, LLP, counsel for the Administrative Agent, shall have been paid in immediately available funds to the extent an invoice has been presented at least one (1) Business Day prior to the Fourth Amendment Effective Date. §7. Change from Eurodollar Rate Loans to Term SOFR Loans. (a) As of the Fourth Amendment Effective Date, there may be one or more outstanding Eurodollar Rate Loans (each, an “Existing Eurodollar Rate Loan”) under the Existing Credit Agreement. Prior to being repaid or prepaid, the Existing Eurodollar Rate Loans shall bear interest, and interest shall be payable by the Borrower, in accordance with the Existing Credit Agreement prior to giving effect to this Fourth Amendment. The foregoing shall be applicable solely to Existing Eurodollar Rate Loans, and shall cease to apply or have any further force and effect if there are no Existing Eurodollar Rate Loans outstanding. Notwithstanding anything to the contrary herein, from and after the Fourth Amendment Effective Date, no further Eurodollar Rate Loans will be made, converted or continued under the Amended Credit Agreement and any Existing Eurodollar Rate Loan will be converted to a Term SOFR Loan (as defined in the Amended Credit Agreement) with an Interest Period of one month at the end of the applicable Interest Period (hereinafter, the “Rate Conversion”). (b) By signing below, each Lender (i) acknowledges that the Rate Conversion will occur after the Fourth Amendment Effective Date and (ii) waives compensation for any losses pursuant to and in accordance with the provisions of Section 3.05 of the Existing Credit Agreement as a result of the Rate Conversion. §8. Reference to the Existing Credit Agreement. (a) Upon the effectiveness of this Fourth Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Amended Credit Agreement, as affected and amended hereby. (b) The Existing Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed. This Fourth Amendment shall for all purposes be deemed to be a (i) “Loan Document” under the Amended Credit Agreement and (ii) an Increase Joinder referenced in Section 2.14(e) of the Amended Credit Agreement, in each case, entitled to the benefits thereof. §9. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other

6 instruments and documents to be delivered hereunder (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto). §10. Guarantor’s Acknowledgment. By signing below, Limited and each other Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower and Limited of this Fourth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, and (ii) also covers the Aggregate Commitments as increased by this Fourth Amendment and the Term Loans incurred pursuant to this Fourth Amendment, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty. §11. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, email or other electronic imaging means (e.g. “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document. §12. Governing Law; Binding Effect. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns. §13. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose. §14. ENTIRE AGREEMENT. THE EXISTING CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement IN WITNESS WHEREOF, this Fourth Amendment is executed as of the date first set forth above. BORROWER: HELEN OF TROY TEXAS CORPORATION, a Texas corporation By: /s/ Matt Osberg Matt Osberg Chief Financial Officer LIMITED: HELEN OF TROY LIMITED, a Bermuda corporation By: /s/ Matt Osberg Matt Osberg Chief Financial Officer

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Priscilla L. Ruffin Name: Priscilla L. Ruffin Title: Assistant Vice President

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: /s/ Adam Rose Name: Adam Rose Title: Senior Vice President

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Andrea Kinnik Name: Andrea Kinnik Title: Senior Vice President

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Joyce P. Dorsett Name: Joyce P. Dorsett Title: Senior Vice President

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement BMO HARRIS BANK N.A., as a Lender By: /s/ Paul Harris Name: Paul Harris Title: Managing Director

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Marianne Meil Name: Marianne Meil Title: Sr Vice President

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement WELLS FARGO BANK, N.A., as a Lender By: /s/ Ryan Tegeler Name: Ryan Tegeler Title: Vice President

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Janet L. Wheeler Name: Janet L. Wheeler Title: Senior Vice President

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Jonathan Bennett Name: Jonathan Bennett Title: Executive Director

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement COMERICA BANK, as a Lender By: /s/ Gerald R. Finney, Jr. Name: Gerald R. Finney, Jr. Title: Vice President

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement ACKNOWLEDGED AND AGREED PURSUANT TO SECTION 10 ABOVE: GUARANTORS: HELEN OF TROY L.P., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner HELEN OF TROY LIMITED, a Bermuda company HELEN OF TROY LIMITED, a Barbados corporation HOT NEVADA, INC., a Nevada corporation HELEN OF TROY TEXAS CORPORATION, a Texas corporation HELEN OF TROY NEVADA CORPORATION, a Nevada corporation IDELLE LABS LTD., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner OXO INTERNATIONAL LTD., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner PUR WATER PURIFICATION PRODUCTS, INC., a Nevada corporation KAZ, INC., a New York corporation KAZ USA, INC., a Massachusetts corporation KAZ CANADA, INC., a Massachusetts corporation STEEL TECHNOLOGY, LLC, an Oregon limited liability company DRYBAR PRODUCTS LLC, a Delaware limited liability company OSPREY PACKS, INC., a Colorado corporation By: /s/ Matt Osberg Name: Matt Osberg Title for all: Chief Financial Officer

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement NOTARIAL CERTIFICATE OF ___________________________ NOTARY PUBLIC DO HEREBY CERTIFY AND ATTEST that on the day of the date hereof personally came and appeared before me Matt Osberg, the duly authorized Chief Financial Officer of Helen of Troy Limited, a Barbados corporation, one of the executing parties to the within written document and did in my presence sign and deliver the same as and for his free and voluntary act and deed. IN FAITH AND TESTIMONY WHEREOF I the said ___________________________ have hereunto set and subscribed my name and caused my Seal of Office to be hereunto put and affixed this 27th day of June, 2022.

Signature Page to Fourth Amendment and Commitment Increase to Credit Agreement HELEN OF TROY MACAO LIMITED, a Macau corporation By: /s/ Tessa Judge Name: Tessa Judge Title: Director

Annex I Credit Agreement [Attached hereto]